Investor Presentation As of December 31, 2006

FORWARD LOOKING STATEMENTS Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The financial information included in this presentation for the fourth quarter of 2006 is based on preliminary unaudited data and is subject to change.

POPULAR AT A GLANCE Founded in 1893 Diversified financial services and transaction processing company. Operations in Puerto Rico, the Caribbean, the mainland United States and Central America. 24th largest U.S. bank holding company in assets (as of 12/31/06). Popular, Inc. and its related subsidiaries are regulated by the Federal Reserve Bank of NY, the OCC and the Office of the Commissioner of Financial Institutions of Puerto Rico. Leader in ATM/POS electronic data processing in the Caribbean. $47.4 billion in assets, $24.4 billion in deposits and $3.62 billion of equity as of 12/31/06.

POPULAR'S STRATEGIC OBJECTIVES Continue to deliver best in class returns to our shareholders Puerto Rico Strengthen our competitive position in our main market by offering the best and most complete financial services in an efficient and convenient manner. Our services will respond to the needs of all segments of the market in order to earn their trust, satisfaction and loyalty. United States Expand our franchise in the United States by offering the most complete financial services to the communities we serve while capitalizing on our strengths in the Hispanic market. Processing Provide added value by offering integrated technology solutions and transaction processing. PNA

PUERTO RICO HIGHLIGHTS 2005 Source: Government Development Bank of Puerto Rico and Bloomberg Professional System *Finance, insurance, and real estate

PUERTO RICO Economic Update Source: Planning Board of Puerto Rico Puerto Rico is currently in recession. Consumers have been affected by deteriorating confidence, higher oil prices and taxes, and a difficult political environment. The Puerto Rico Government's fiscal situation is still not definitively resolved; revenues are lagging projections. ($ Millions) ($ Millions) 2006 YTD change over 2005: -9.40% 2006 YTD change over 2005: -2.5% 2006 YTD change over 2005: -2.00%

BANCO POPULAR DE PUERTO RICO Leading Market Share 9/30/06 22.74% in loans* 33.50% in deposits** As of 12/31/06: $24.3 billion in assets $14.8 billion in deposits 4,778 employees * Net of unearned income ** Excludes brokered deposits Leading financial institution on the island with 192 local branches Leading financial institution on the island with 192 local branches

Non-Banking Subsidiaries as of 12/31/06 PUERTO RICO FORTRESS YTD 2006 Revenues - $24.5 MM 1 Office & presence at some BPPR branches 164 Employees YTD 2006 Originations - $1,497 Million $1,360 Million in Total Assets 32 Mortgage Centers 450 Employees YTD 2006 Deals - $5.7 Billion $4.2 Billion Assets under Management 8 Offices Retail presence at all BPPR branches (40 Rep's.) 107 Employees $229 Million in Total Assets 45 Offices, 7 Mortgage Centers and 322 Employees $1,797 Million in Total Assets 15 Branches 355 Employees $3.6 Billion Assets under Management $520.8MM - Fixed Income $208.8MM - Equity $2,840MM - Bond Hedge Funds/Mutual Funds 2006 Actual Revenues - $20.7 Million (Division of BPPR)

UNITED STATES MAINLAND OPERATIONS US Distribution System: Banco Popular North America: 142 branches in NY, CA, TX, NJ, FL and IL; Popular Financial Holdings : 159 offices in 24 states. Popular Leasing USA: 12 offices in 11 states. offices in 11 states. offices in 11 states. offices in 11 states. offices in 11 states. offices in 11 states. offices in 11 states. offices in 11 states. offices in 11 states. offices in 11 states. offices in 11 states. offices in 11 states. Our presence is concentrated in the fastest growing markets in the U.S. and we successfully target the attractive Hispanic demographic. Among the top 4 lenders under Small Business Administration (SBA) Program. Total assets in the mainland amounted to $21.6 billion as of 12/31/06, representing approximately 46% of total corporate assets.

POPULAR NORTH AMERICA as of 12/31/06 Non-Banking Operations Banking Operations California $3.2B Total Assets 50 Branches 351 Employees Florida $1.9B Total Assets 19 Branches 318 Employees Texas $1.4B Total Assets 7 Branches 115 Employees Illinois $1.9B Total Assets 20 Branches 521 Employees New York/New Jersey $3.8B Total Assets 46 Branches 613 Employees Total BPNA as of 12/06 $12.8B Total Assets 142 Branches 1,918 Employees 2006 Originations - $4.2 Billion Assets - $9 Billion (E-Loan assets $1.3B) Offices - 159 in 24 States Employees - 2,284 Assets - $331 Million Offices - 12 in 11 States Employees - 72 YTD 2006 Revenues - $6.8 Million Employees - 38 U.S.A. 2006 Deals - $17.6 Billion 20 Employees Total E-Loan as of 12/06 $1.3B Deposits 2006 Originations - $3.2B

PROCESSING STRATEGY Build EVERTEC into a full service 3rd party provider with a dominant presence in the Caribbean basin and significant penetration of the small business merchant processing and U.S. community banking niches. Expand Popular's 20 years of experience in ATH/POS Networks to Central America Penetrate the U.S. market focusing on financial transaction processing and merchant processing Invest significantly in new technology platforms Main initiatives $227M revenues during 2006 Over 900M transactions processed in 2006 12 Offices in 8 countries 1,732 Employees Financials

Ten-Year CAGR (1996 - 2006): 14.07%** Five-Year CAGR (2001 - 2006): 3.27% Net Income Growth ($ Millions) *Include securities net gains of $15.3M, $52.1M & $4.4M, respectively. **13.79% excluding securities gain. * * *

Segment Reporting - Net Income 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 BPPR 83690 95807 85217 93867 83305 103750 85864 94528 90339 82356 79219 70594 BPNA 10878 12738 18052 18171 19234 19009 20279 32947 21315 20660 19448 32913 EVERTEC 4618 3902 3037 2633 4420 5810 4252 3351 3755 5042 6313 6401 PFH 11301 15833 11142 15795 9524 4727 -5427 -3066 -10819 -20629 -20018 -50550 (In thousands) * PFH figures include E-Loan. Includes $20 million restructuring charges in 4Q 06.

(1) Non-interest expense divided by net interest income plus non-interest income (Excludes gain/losses on sale and valuation adjustments of securities and non-recurring income such as gain on the sale of real estate). (2) Taxable equivalent Financial Performance

Total Loans as of 12/31/06: $32.7 billion (69% of total assets as of 12/31/06) 5 year CAGR 2001-2006: 12.45% 3 year CAGR 2003-2006: 13.06% Loan Portfolio ($ millions)

Increasing Non-Interest Income ($ in millions) * Excludes gain on sale of investment securities and valuation adjustment. Total Non-Interest Income for 2006: $805.1* million 5 Year CAGR 2001 - 2006: 10.37% 3 Year CAGR 2003 - 2006: 13.21%

Asset Quality (1) In 2004, 2005 & 2006, residential mortgages represented 64%, 59% and 59% of NPA, respectively. (2) Excludes loans held for sale. Recalculating Credit Quality Ratios Excluding Residential Mortgages and FASB 114 Assets

Interest Only Strips ("IO's") and Mortgage Servicing Rights ("MSR's") For the fourth quarter of 2006, the Corporation made one securitization that was accounted for as secured borrowing. Balances of IO's and MSR's for the following periods were: ($ thousands) 12/31/05 12/31/06 IO's $64,542 $88,735 MSR's $136,750 $160,139 Total $201,292 $248,874

Diversified Funding Sources Total Funding Composition Total=$46.6 Billion Total=$24.4 Billion Deposit Composition Raised $1.2B deposits thru E-Loan channel during Q4 06.

Strong Capital Position 12/31/06 Leverage Tier 1 Total Capital 8.06 5.00 10.00 6.00 7.95 6.63 5.70 * Peer figures as of 9/30/06 Tangible Common Equity 10.61 11.86 8.05 Average TCE of A rated institutions (Fitch)

REPORTED HISTORICAL EPS 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 0.67 0.75 0.83 0.92 0.99 1.09 1.31 1.51 1.74 1.77 1.2 1.15 (US $) Ten-Year CAGR: 6.35% Projected Long-Term Growth of 7.00% vs. Peer Median of 8.06% * Based on IBES consensus estimates 12/31/07 ** Years 2003-2006 exclude marketable securities gains. *

Historical P/E 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 BPOP's P/E 12.59 16.5 20.61 15.18 13.56 12.87 12.95 12.71 16.11 10.79 13.7 BPOP's P/E as a % of Peer Avg. 0.87 0.78 1.08 1.04 0.91 0.78 0.92 0.8 1.04 0.78 0.97 P/E % of Peer Avg.

Historical P/B 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 BPOP's P/B 1.9187 2.3878 2.866 2.4278 1.8897 1.825 1.8568 2.3214 2.6341 1.789 1.45 BPOP's P/B as a % of Peer Avg. 0.802157258 0.707412455 0.947884541 0.997350313 0.848264485 0.815760949 0.94777005 1.053720978 1.164268824 0.878597387 0.738759394 P/B % of Peer Avg.

Areas of Emphasis For 2007 Reorganize the U.S. business to increase efficiency & profitability funding Operations Credit quality in P.R. Continue cost containment initiatives in the P.R. businesses

Investor Presentation